Property, Plant and Equipment	12 Months Ended
Dec. 31, 2017
Public Utilities, Property, Plant and Equipment [Abstract]
Property, Plant and Equipment [Text Block]
10. PROPERTY, PLANT, AND EQUIPMENT
The following table sets forth the major classifications of our property, plant, and equipment and accumulated depreciation at December 31:

In thousands	2017	2016
Utility plant in service	$2,975,217	$2,843,243
Utility construction work in progress	159,924	62,264
Less: Accumulated depreciation	942,879	903,096
Utility plant, net	2,192,262	2,002,411
Non-utility plant in service	65,372	63,765
Non-utility construction work in progress	4,122	3,868
Less: Accumulated depreciation	17,598	16,345
Non-utility plant, net	51,896	51,288
Total property, plant, and equipment	$2,244,158	$2,053,699

Capital expenditures in accrued liabilities	$34,761	$9,545

The weighted average depreciation rate for utility assets was 2.8% for utility assets during 2017, 2016, and 2015. The weighted average depreciation rate for non-utility assets was 1.9% in 2017, 2.0% in 2016, and 2.2% in 2015.

Accumulated depreciation does not include the accumulated provision for asset removal costs of $360.9 million and $341.1 million at December 31, 2017 and 2016, respectively. These accrued asset removal costs are reflected on the balance sheet as regulatory liabilities. See Note 2. During 2017 and 2016, we did not acquire any equipment under capital leases.